Exhibit 99.CERT

                                  CERTIFICATION

I, Bruce, J. Smith, Chief Financial Officer, certify that:

1.   I have reviewed this report on Form N-CSR of the Van Eck Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and changes in net assets of Asia Dynasty Fund, Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund and U.S. Government Money Fund (series of the Van Eck Funds) as of, and for, the periods presented in this report.

Date:  2/28/03
      -----------------------
                                                     /s/ Bruce J. Smith
                                                   -----------------------------
                                                   Chief Financial Officer

                                                                 Exhibit 99.CERT

                                  CERTIFICATION

I, Jan van Eck, Chief Executive Officer, certify that:

1.   I have reviewed this report on Form N-CSR of the Van Eck Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and changes in net assets of Asia Dynasty Fund, Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund and U.S. Government Money Fund (series of the Van Eck Funds) as of, and for, the periods presented in this report.

Date:    2/28/03
      -----------------------
                                                    /s/ Jan F. van Eck
                                                  ------------------------------
                                                  Chief Executive Officer